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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2001

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

                               GIVEN IMAGING LTD.
             (Exact name of registrant as specified in its charter)

                   ISRAEL                           NOT APPLICABLE
     (State or Other Jurisdiction of               (I.R.S. Employer
     Incorporation or Organization)                Identification No.)


           2 HA'CARMEL STREET
              YOQNEAM 20692
                 ISRAEL                              NOT APPLICABLE
(Address of Principal Executive Offices)               (Zip Code)

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
If this form relates to the registration of a class of        If this form relates to the registration of a class
securities pursuant to Section 12(b) of the Exchange Act      of securities pursuant to Section 12(g) of the
and is effective upon filing pursuant to General              Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. |_|               Instruction A.(d), check the following box. |X|
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      Securities Act registration statement file number to which this form relates: 333-68142

        Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class               Name of Each Exchange on Which
           to be so Registered               Each Class is to be Registered

                  NONE                                    NONE

        Securities to be registered pursuant to Section 12(g) of the Act:

                       ORDINARY SHARES, PAR VALUE NIS 0.05

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      A description of the ordinary shares of Given Imaging Ltd. (the "Registrant") is set forth under the heading "Description of Share Capital" in the Prospectus forming part of Registrant's Registration Statement on Form F-1 (File No. 333-68142), as amended from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission, which information is incorporated by reference herein. The final Prospectus will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and, upon filing, shall be deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

      The following exhibits to this Registration Statement have been filed as exhibits to Registration Statement and are hereby incorporated herein by reference.

    No.            Description of Exhibit

    1. Articles of Association of the Registrant, incorporated by reference to Exhibit 3.1 of the Registration Statement.

    2. Form of Articles of Association of the Registrant to become effective upon closing of this offering, incorporated by reference to Exhibit 3.2 of the Registration Statement.

    3.             Specimen share certificate, incorporated by reference to
                   Exhibit 4.1 of the Registration Statement.



                                      -2-
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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        GIVEN IMAGING LTD.


Date:  August 28, 2001                  By: /s/ Zvi Ben David
                                           -------------------------------------
                                           Name:  Zvi Ben David
                                           Title: Vice President and Chief
                                                  Financial Officer